EXHIBIT 99.1

OMNIQ Reports First Quarter 2026 Financial Results

OMNIQ Reports 7.7 Million in First Quarter Revenues

SALT LAKE CITY, May 20, 2026 (GLOBE NEWSWIRE) -- OMNIQ Corp (OTCMTS: OMQS or “OMNIQ” or “the Company”) today announced its financial results for the first quarter 2026. The Company reported $7.7 million in quarterly revenue as well as a gross profit increase of 3.3 percent year over year. The Company continues to implement its product focus and cost-reduction strategy designed to increase revenue & footprint, strengthen profitability, and support long-term operational efficiency.

Financial Highlights

For the three months ended March 31, 2026, compared to the same period in 2025:

  Revenue was $7.68 million, compared to $7.98 million in the prior-year period.
  Gross profit increased to $2.255 million, compared to $2.184 million last year.
  Loss from operations was ($1.2 million), compared to ($425,000) in the prior-year period.
  Net loss per share improved to ($0.11), compared to ($0.19) last year.

Revenue for the three months ended March 31, 2026, was $7.68 million, compared to $7.98 million for the same period in 2025. While revenue was slightly lower year over year, the Company continued to maintain a strong presence across its core markets and strategic deployments, and at the same time continued implementing products focused on serving end customers

Gross profit increased to $2.255 million for the quarter, compared to $2.184 million in the prior year period. The improvement reflects continued focus on operational execution, project mix, and higher-margin opportunities across the business.

Loss from operations for the quarter was ($1.2 million), compared to ($425,000) in the first quarter of 2025. Operating results reflected continued investments in technology development, operational infrastructure, and strategic business initiatives designed to support future growth.

Net loss per share improved to ($0.11) for the three months ended March 31, 2026, compared to ($0.19) in the same period last year. The year-over-year improvement reflects progress in managing overall financial performance despite continued investments across the business.

Throughout the first quarter, OMNIQ continued to strengthen its presence across key sectors, adding new customers and expanding existing partnerships. Recent activity reflects ongoing demand for the Company’s vehicle recognition and automation technologies in education, healthcare, transportation, and municipal operations.

Q1 Highlights
During the first quarter of 2026, OMNIQ continued expanding its AI machine vision footprint across healthcare, enterprise, and emerging vehicle inspection markets.

Key highlights included a new AI vehicle damage inspection deployment supporting automated vehicle inspection and advanced image capture workflows. This created a new revenue opportunity in the markets that the Company serves. OMNIQ also expanded a previous project across a major Ohio hospital network following successful pilot operations. These developments followed the deployment of AI-based vehicle recognition solutions for a Fortune 100 technology company across Silicon Valley locations.

Additionally, the Company’s solutions were recently featured in a Wall Street Journal article highlighting the growing national focus on AI-powered surveillance and intelligent border security technologies.

OMNIQ continued execution across strategic growth verticals, including healthcare, enterprise campuses, transportation, and intelligent mobility infrastructure, further validating demand for practical automation solutions designed to improve operational efficiency, access control, and real-time visibility across complex environments.

During the quarter, the Company implemented operational management changes focused on improving execution, coordination, and reporting across deployments. The initiative is intended to enhance cross-functional visibility and operational efficiency while leveraging existing internal resources without increasing overall salary expense.

ABOUT OMNIQ

We use patented and proprietary artificial intelligence (AI) technology to deliver machine vision image processing solutions, including data collection, real-time surveillance, and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications.

The technology and services we provide help our clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

Our principal solutions include hardware, software, communications, and automated management services, technical service, and support. Our highly tenured team of professionals has the knowledge and expertise to simplify the integration process for our customers. We deliver practical problem-solving solutions backed by numerous customer references.

Our customers include government agencies, healthcare, universities, airports, municipalities and more. We currently engage with several billion-dollar markets with double-digit growth, including the Global Safe City market and the Ticketless Safe Parking market.

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate,” “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contact
ir@omniq.com